EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER
FISCAL YEAR 2020 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Nine months ended
in millions, except per share amounts	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Asset management and related administrative fees	$879	$924	$955	$1,006	$867	(1)%	(14)%	$2,527	$2,828	12%
Brokerage revenues:
Securities commissions	358	355	363	410	343	(4)%	(16)%	1,095	1,116	2%
Principal transactions	93	95	97	105	143	54%	36%	262	345	32%
Total brokerage revenues	451	450	460	515	486	8%	(6)%	1,357	1,461	8%
Account and service fees	183	179	178	172	134	(27)%	(22)%	559	484	(13)%
Investment banking	139	157	141	148	139	—	(6)%	439	428	(3)%
Interest income	321	320	297	285	217	(32)%	(24)%	961	799	(17)%
Other (1)	27	55	29	(15)	33	22%	NM	95	47	(51)%
Total revenues	2,000	2,085	2,060	2,111	1,876	(6)%	(11)%	5,938	6,047	2%
Interest expense	(73)	(62)	(51)	(43)	(42)	(42)%	(2)%	(221)	(136)	(38)%
Net revenues	1,927	2,023	2,009	2,068	1,834	(5)%	(11)%	5,717	5,911	3%
Non-interest expenses:
Compensation, commissions and benefits	1,277	1,320	1,351	1,422	1,277	—	(10)%	3,767	4,050	8%
Non-compensation expenses:
Communications and information processing	92	95	94	99	100	9%	1%	278	293	5%
Occupancy and equipment	55	59	57	56	55	—	(2)%	159	168	6%
Business development	57	53	44	41	21	(63)%	(49)%	141	106	(25)%
Investment sub-advisory fees	24	24	26	26	23	(4)%	(12)%	70	75	7%
Professional fees	22	24	21	23	24	9%	4%	61	68	11%
Bank loan loss provision/(benefit)	(5)	6	(2)	109	81	NM	(26)%	16	188	1,075%
Acquisition and disposition-related expenses (2)	—	—	—	—	—	—	—	15	—	(100)%
Other (1) (3) (4)	63	88	59	53	55	(13)%	4%	189	167	(12)%
Total non-compensation expenses	308	349	299	407	359	17%	(12)%	929	1,065	15%
Total non-interest expenses	1,585	1,669	1,650	1,829	1,636	3%	(11)%	4,696	5,115	9%
Pre-tax income	342	354	359	239	198	(42)%	(17)%	1,021	796	(22)%
Provision for income taxes	83	89	91	70	26	(69)%	(63)%	252	187	(26)%
Net income	$259	$265	$268	$169	$172	(34)%	2%	$769	$609	(21)%

Earnings per common share – basic (5)	$1.84	$1.90	$1.93	$1.22	$1.25	(32)%	2%	$5.42	$4.41	(19)%
Earnings per common share – diluted (5)	$1.80	$1.86	$1.89	$1.20	$1.23	(32)%	3%	$5.30	$4.33	(18)%
Weighted-average common shares outstanding – basic	140.4	138.6	138.3	138.4	137.1	(2)%	(1)%	141.8	137.9	(3)%
Weighted-average common and common equivalent shares outstanding – diluted	143.6	141.8	141.5	141.1	139.4	(3)%	(1)%	144.8	140.5	(3)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020		June 30, 2019	March 31, 2020
Total assets	$38,677	$38,830	$40,154	$49,809	$44,682		16%	(10)%
Total equity attributable to Raymond James Financial, Inc.	$6,502	$6,581	$6,842	$6,798	$6,965		7%	2%
Book value per share (6)	$46.54	$47.76	$49.26	$49.69	$50.84		9%	2%
Tangible book value per share (6) (7)	$42.18	$43.53	$45.10	$45.50	$46.69		11%	3%

Capital ratios:
Tier 1 capital	24.2%	24.8%	24.8%	24.1%	24.8%	(8)
Total capital	25.2%	25.8%	25.7%	25.3%	26.0%	(8)
Tier 1 leverage	15.7%	15.7%	15.8%	14.2%	14.5%	(8)

	Three months ended						% change from		Nine months ended
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020		June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Adjusted pre-tax income (7)	NA	$373	NA	NA	NA		NA	NA	$1,036	NA	(23)%
Adjusted net income (7)	NA	$284	NA	NA	NA		NA	NA	$784	NA	(22)%
Adjusted earnings per common share - basic (5) (7)	NA	$2.04	NA	NA	NA		NA	NA	$5.52	NA	(20)%
Adjusted earnings per common share - diluted (5) (7)	NA	$2.00	NA	NA	NA		NA	NA	$5.41	NA	(20)%
Return on equity (9)	16.1%	16.2%	16.0%	9.9%	10.0%				16.2%	11.9%
Adjusted return on equity (7) (9)	NA	17.3%	NA	NA	NA				16.4%	NA
Return on tangible common equity (7) (9)	17.8%	17.8%	17.5%	10.8%	10.9%				17.9%	13.1%
Adjusted return on tangible common equity (7) (9)	NA	19.1%	NA	NA	NA				18.2%	NA
Pre-tax margin (10)	17.7%	17.5%	17.9%	11.6%	10.8%				17.9%	13.5%
Adjusted pre-tax margin (7) (10)	NA	18.4%	NA	NA	NA				18.1%	NA
Total compensation ratio (11)	66.3%	65.2%	67.2%	68.8%	69.6%				65.9%	68.5%
Effective tax rate	24.4%	25.1%	25.3%	29.3%	13.1%				25.1%	23.5%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020
Client asset metrics ($ in billions):
Client assets under administration	$824.2	$838.3	$896.0	$773.9	$876.9	6%	13%
Private Client Group assets under administration	$787.4	$798.4	$855.2	$734.0	$833.1	6%	14%
Private Client Group assets in fee-based accounts	$398.0	$409.1	$444.2	$383.5	$443.0	11%	16%
Financial assets under management	$143.1	$143.1	$151.7	$128.2	$145.4	2%	13%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$21,600	$21,649	$21,891	$28,711	$24,101	12%	(16)%
Third-party banks	14,425	14,043	15,061	20,379	24,661	71%	21%
Subtotal RJBDP	36,025	35,692	36,952	49,090	48,762	35%	(1)%
Client Interest Program	2,130	2,022	2,528	3,782	3,157	48%	(17)%
Total clients’ domestic cash sweep balances	$38,155	$37,714	$39,480	$52,872	$51,919	36%	(2)%

	Three months ended					Nine months ended
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020
Average yield on RJBDP - third-party banks (13)	1.95%	1.83%	1.64%	1.33%	0.33%	1.90%	0.97%

	As of					% change from
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020
Private Client Group financial advisors:
Employees	3,228	3,301	3,331	3,376	3,379	5%	—
Independent contractors	4,676	4,710	4,729	4,772	4,776	2%	—
Total advisors	7,904	8,011	8,060	8,148	8,155	3%	—
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Asset management and related administrative fees	$718	$757	$782	$833	$715	—	(14)%	$2,063	$2,330	13%
Brokerage revenues:
Mutual and other fund products	147	150	144	163	131	(11)%	(20)%	449	438	(2)%
Insurance and annuity products	105	104	101	99	88	(16)%	(11)%	308	288	(6)%
Equities, ETFs, and fixed income products	94	87	102	122	100	6%	(18)%	291	324	11%
Total brokerage revenues	346	341	347	384	319	(8)%	(17)%	1,048	1,050	—
Account and service fees:
Mutual fund and annuity service fees	85	84	90	88	82	(4)%	(7)%	250	260	4%
RJBDP fees: (12)
Third-party banks	67	65	58	51	20	(70)%	(61)%	215	129	(40)%
Raymond James Bank	44	46	47	48	43	(2)%	(10)%	127	138	9%
Client account and other fees	32	30	29	35	32	—	(9)%	92	96	4%
Total account and service fees	228	225	224	222	177	(22)%	(20)%	684	623	(9)%
Investment banking	10	7	11	11	7	(30)%	(36)%	25	29	16%
Interest income	56	55	49	45	31	(45)%	(31)%	170	125	(26)%
All other	3	7	9	7	4	33%	(43)%	19	20	5%
Total revenues	1,361	1,392	1,422	1,502	1,253	(8)%	(17)%	4,009	4,177	4%
Interest expense	(10)	(11)	(8)	(7)	(4)	(60)%	(43)%	(31)	(19)	(39)%
Net revenues	1,351	1,381	1,414	1,495	1,249	(8)%	(16)%	3,978	4,158	5%
Non-interest expenses:
Financial advisor compensation and benefits	805	832	857	915	783	(3)%	(14)%	2,358	2,555	8%
Administrative compensation and benefits	237	233	247	245	235	(1)%	(4)%	700	727	4%
Total compensation, commissions and benefits	1,042	1,065	1,104	1,160	1,018	(2)%	(12)%	3,058	3,282	7%
Non-compensation expenses	169	173	157	165	140	(17)%	(15)%	484	462	(5)%
Total non-interest expenses	1,211	1,238	1,261	1,325	1,158	(4)%	(13)%	3,542	3,744	6%
Pre-tax income	$140	$143	$153	$170	$91	(35)%	(46)%	$436	$414	(5)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Brokerage revenues:
Fixed income	$73	$82	$81	$90	$125	71%	39%	$201	$296	47%
Equity	31	26	34	40	41	32%	3%	105	115	10%
Total brokerage revenues	104	108	115	130	166	60%	28%	306	411	34%
Investment banking:
Merger & acquisition and advisory	80	93	60	72	60	(25)%	(17)%	286	192	(33)%
Equity underwriting	27	28	39	43	35	30%	(19)%	72	117	63%
Debt underwriting	22	29	31	22	37	68%	68%	56	90	61%
Total investment banking	129	150	130	137	132	2%	(4)%	414	399	(4)%
Interest income	10	9	8	10	4	(60)%	(60)%	29	22	(24)%
Tax credit fund revenues	16	37	18	12	20	25%	67%	49	50	2%
All other	2	6	3	7	3	50%	(57)%	9	13	44%
Total revenues	261	310	274	296	325	25%	10%	807	895	11%
Interest expense	(10)	(8)	(6)	(6)	(2)	(80)%	(67)%	(26)	(14)	(46)%
Net revenues	251	302	268	290	323	29%	11%	781	881	13%
Non-interest expenses:
Compensation, commissions and benefits	160	179	166	184	195	22%	6%	486	545	12%
Non-compensation expenses (2) (3) (4)	67	90	73	78	66	(1)%	(15)%	218	217	—
Total non-interest expenses	227	269	239	262	261	15%	—	704	762	8%
Pre-tax income	$24	$33	$29	$28	$62	158%	121%	$77	$119	55%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$120	$121	$125	$124	$109	(9)%	(12)%	$346	$358	3%
Administration and other	45	49	51	53	48	7%	(9)%	129	152	18%
Total asset management and related administrative fees	165	170	176	177	157	(5)%	(11)%	475	510	7%
Account and service fees	8	4	5	4	3	(63)%	(25)%	27	12	(56)%
All other	4	4	3	3	3	(25)%	—	11	9	(18)%
Net revenues	177	178	184	184	163	(8)%	(11)%	513	531	4%
Non-interest expenses:
Compensation, commissions and benefits	47	44	45	45	44	(6)%	(2)%	135	134	(1)%
Non-compensation expenses (3)	65	65	66	66	59	(9)%	(11)%	194	191	(2)%
Total non-interest expenses	112	109	111	111	103	(8)%	(7)%	329	325	(1)%
Pre-tax income	$65	$69	$73	$73	$60	(8)%	(18)%	$184	$206	12%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Interest income	$246	$243	$231	$223	$181	(26)%	(19)%	$732	$635	(13)%
Interest expense	(38)	(33)	(21)	(18)	(12)	(68)%	(33)%	(122)	(51)	(58)%
Net interest income	208	210	210	205	169	(19)%	(18)%	610	584	(4)%
All other	7	6	6	5	9	29%	80%	20	20	—
Net revenues	215	216	216	210	178	(17)%	(15)%	630	604	(4)%
Non-interest expenses:
Compensation and benefits	13	13	12	13	13	—	—	36	38	6%
Non-compensation expenses:
Loan loss provision/(benefit)	(5)	6	(2)	109	81	NM	(26)%	16	188	1,075%
RJBDP fees to Private Client Group (12)	44	46	47	48	43	(2)%	(10)%	127	138	9%
All other	25	20	24	26	27	8%	4%	67	77	15%
Total non-compensation expenses	64	72	69	183	151	136%	(17)%	210	403	92%
Total non-interest expenses	77	85	81	196	164	113%	(16)%	246	441	79%
Pre-tax income	$138	$131	$135	$14	$14	(90)%	—	$384	$163	(58)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Revenues:
Interest income	$12	$21	$12	$12	$3	(75)%	(75)%	$42	$27	(36)%
Gains/(losses) on private equity investments (1)	2	6	(2)	(39)	1	(50)%	NM	8	(40)	NM
All other	1	(2)	2	—	2	100%	NM	5	4	(20)%
Total revenues	15	25	12	(27)	6	(60)%	NM	55	(9)	NM
Interest expense	(19)	(18)	(20)	(17)	(26)	37%	53%	(57)	(63)	11%
Net revenues	(4)	7	(8)	(44)	(20)	(400)%	55%	(2)	(72)	(3,500)%
Non-interest expenses (1) (3)	21	29	23	2	9	(57)%	350%	58	34	(41)%
Pre-tax loss	$(25)	$(22)	$(31)	$(46)	$(29)	(16)%	37%	$(60)	$(106)	(77)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020		June 30, 2019	March 31, 2020
Total assets	$25,668	$25,705	$26,469	$33,656	$29,066		13%	(14)%
Total equity	$2,198	$2,248	$2,300	$2,263	$2,279		4%	1%
Bank loans, net	$20,691	$20,891	$21,296	$21,788	$21,223		3%	(3)%
Allowance for loan losses	$215	$218	$216	$324	$334		55%	3%
Allowance for loan losses as a % of loans held for investment	1.03%	1.04%	1.01%	1.47%	1.56%
Total nonperforming assets	$56	$46	$41	$27	$23		(59)%	(15)%
Nonperforming assets as a % of total assets	0.22%	0.18%	0.16%	0.08%	0.08%
Total criticized loans	$197	$285	$349	$387	$733		272%	89%
Criticized loans as a % of loans held for investment	0.95%	1.36%	1.64%	1.76%	3.41%

Capital ratios:
Tier 1 capital	12.8%	13.2%	13.3%	12.7%	12.8%	(8)
Total capital	14.1%	14.5%	14.5%	13.9%	14.1%	(8)
Tier 1 leverage	8.8%	8.8%	8.8%	8.1%	7.6%	(8)

	Three months ended					% change from		Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2019	June 30, 2020	% change
Bank loan loss provision/(benefit)	$(5)	$6	$(2)	$109	$81	NM	(26)%	$16	$188	1,075%
Net charge-offs/(recoveries)	$(1)	$2	$—	$—	$72	NM	NM	$4	$72	1,700%
Net interest margin (net yield on interest-earning banking assets)	3.37%	3.30%	3.23%	3.02%	2.29%			3.32%	2.82%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP financial measures for those periods which include non-GAAP adjustments.

	Three months ended	Nine months ended
$ in millions, except per share amounts	September 30, 2019	June 30, 2019
Net income	$265	$769
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	15
Goodwill impairment (4)	19	—
Pre-tax impact of non-GAAP adjustments	19	15
Tax effect of non-GAAP adjustments	—	—
Total non-GAAP adjustments, net of tax	19	15
Adjusted net income	$284	$784

Pre-tax income	$354	$1,021
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	15
Adjusted pre-tax income	$373	$1,036

Pre-tax margin (10)	17.5%	17.9%
Adjusted pre-tax margin (10)	18.4%	18.1%

Earnings per common share (5)
Basic	$1.90	$5.42
Adjusted basic	$2.04	$5.52
Diluted	$1.86	$5.30
Adjusted diluted	$2.00	$5.41

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Total equity attributable to Raymond James Financial, Inc.	$6,502	$6,581	$6,842	$6,798	$6,965
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	635	611	609	603	602
Deferred tax liabilities, net	(26)	(28)	(31)	(30)	(33)
Tangible common equity attributable to Raymond James Financial, Inc.	$5,893	$5,998	$6,264	$6,225	$6,396
Common shares outstanding	139.7	137.8	138.9	136.8	137.0
Book value per share (6)	$46.54	$47.76	$49.26	$49.69	$50.84
Tangible book value per share (6)	$42.18	$43.53	$45.10	$45.50	$46.69

Return on equity	Three months ended					Nine months ended
$ in millions	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2019	June 30, 2020

Average equity (15)	$6,434	$6,542	$6,712	$6,820	$6,882	$6,345	$6,797
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	NA	—	NA	NA	NA	11	NA
Goodwill impairment (4)	NA	9	NA	NA	NA	—	NA
Adjusted average equity (15)	NA	$6,551	NA	NA	NA	$6,356	NA

Average equity (15)	$6,434	$6,542	$6,712	$6,820	$6,882	$6,345	$6,797
Less:
Average goodwill and identifiable intangible assets, net	633	623	610	606	603	634	606
Average deferred tax liabilities, net	(31)	(27)	(30)	(31)	(32)	(32)	(30)
Average tangible common equity (15)	$5,832	$5,946	$6,132	$6,245	$6,311	$5,743	$6,221
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	NA	—	NA	NA	NA	11	NA
Goodwill impairment (4)	NA	9	NA	NA	NA	—	NA
Adjusted average tangible common equity (15)	NA	$5,955	NA	NA	NA	$5,754	NA

Return on equity (9)	16.1%	16.2%	16.0%	9.9%	10.0%	16.2%	11.9%
Adjusted return on equity (9)	NA	17.3%	NA	NA	NA	16.4%	NA
Return on tangible common equity (9)	17.8%	17.8%	17.5%	10.8%	10.9%	17.9%	13.1%
Adjusted return on tangible common equity (9)	NA	19.1%	NA	NA	NA	18.2%	NA

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

1.Other revenues for the three months ended March 31, 2020 and the nine months ended June 30, 2020 each included approximately $40 million of private equity valuation losses, which are included in our Other segment. Of these losses, approximately $23 million were attributable to noncontrolling interests and are presented as an offset in Other expenses.

2.The nine months ended June 30, 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities.

3.The offset for the net gain/(loss) attributable to noncontrolling interests is in Other expenses. Prior period results have been conformed to the current presentation.

4.The three months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

5.Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

6.Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

7.These are non-GAAP financial measures. See the schedules on the previous pages of this document for a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended June 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, as well as the nine months ended June 30, 2020. Therefore, percent changes for earnings-related non-GAAP financial measures are calculated based on GAAP results for the nine months ended June 30, 2020 as compared to non-GAAP results for the nine months ended June 30, 2019.

8.Estimated.

9.Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

10.Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

11.Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

12.We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

13.Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

14.The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

15.Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by four. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.